Nationwide VL Separate Account – C

Prospectus supplement dated November 22, 2010

to Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.   Effective December 1, 2010, the following underlying Sub-Accounts are available as investment options under your policy:
   American Funds Insurance Series - Growth Fund: Class 2
   T. Rowe Price Fixed Income Series, Inc. - T. Rowe Price Limited-Term Bond Portfolio

2.   Effective December 1, 2010, "Appendix A: Sub-Account Information" is amended to include the following:

American Funds Insurance Series - Growth Fund: Class 2

Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks long-term growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
T.Rowe Price Fixed Income Series, Inc. - T. Rowe Price Limited-Term Bond Portfolio

Investment Adviser:	T. Rowe Price Associates, Inc.
Investment Objective:	Seeks a high level of current income consistent with moderate fluctuations in principal value.